UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 19, 2006

                             Longview Fibre Company
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

           Washington                     001-10061             91-0298760
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

                   300 Fibre Way, Longview, Washington 98632
                   ------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (360) 425-1550


                                Not applicable.
             -----------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.

         On July 19, 2006, Longview Fibre Company issued a press release announcing its Board of Directors has decided to explore a range of strategic alternatives. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number        Description

99.1          Press release issued by Longview Fibre Company on July 19, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONGVIEW FIBRE COMPANY
                                                (Registrant)


Date: July 19, 2006                        By:      /s/ Lisa J. McLaughlin
                                              ---------------------------------
                                               Lisa J. McLaughlin
                                               Senior Vice President - Finance,
                                                  Secretary and Treasurer

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                                 EXHIBIT INDEX

Exhibit
Number        Description

99.1          Press release issued by Longview Fibre Company on July 19, 2006